Exhibit 10.1

Exhibit A to the

Guarantee and

Pledge Agreement

SUPPLEMENT NO. [    ] (this “Supplement”) dated as of [    ], to the Guarantee and Pledge Agreement dated as of November 10, 2010 (the “Guarantee and Pledge Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Subsidiaries of the U.S. Borrower from time to time party thereto (the “Subsidiary Guarantors” and, together with the U.S. Borrower and Holdings, the “Grantors”) and CREDIT SUISSE AG (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of November 10, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Pledge Agreement and the Credit Agreement.

C. The Grantors have entered into the Guarantee and Pledge Agreement in consideration of, among other things, Loans made and Letters of Credit issued under the Credit Agreement. Section 7.16 of the Guarantee and Pledge Agreement provides that additional Subsidiaries of the U.S. Borrower may become Subsidiary Guarantors and Grantors under the Guarantee and Pledge Agreement by the execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Loan Party”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Loan Party agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Pledge Agreement, the New Loan Party by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Pledge Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Loan Party hereby (a) agrees to all the terms and provisions of the Guarantee and Pledge Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Loan Party, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Loan Party’s right, title and interest in and to the Collateral (as defined in the Guarantee and Pledge Agreement) of the New Loan Party. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Pledge Agreement shall be deemed to include the New Loan Party. The Guarantee and Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. The New Loan Party represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Loan Party and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Loan Party hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all Equity Interests now owned by the New Loan Party and (b) set forth under its signature hereto, is the true and correct legal name of the New Loan Party and its jurisdiction of organization.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Pledge Agreement shall remain in full force and effect.

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SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Pledge Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Pledge Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Loan Party shall be given to it in care of the U.S. Borrower as provided in Section 9.01 of the Credit Agreement.

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IN WITNESS WHEREOF, the New Loan Party and the Collateral Agent have duly executed this Supplement to the Guarantee and Pledge Agreement as of the day and year first above written.

[NAME OF NEW LOAN PARTY]

by

Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

by

Name:
Title:

by

Name:
Title:

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